Exhibit 32.1

Certificate pursuant to 18 U.S.C. Section 1350,

as adopted pursuant to Section 906 of the

Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of GlobalSCAPE, Inc. on Form 10-Q for the period ending March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Charles R. Poole, President and Chief Operating Officer, and Daniel McRedmond, Vice President of Finance and Operations, certify, pursuant to 18 U.S.C.  Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of GlobalSCAPE, Inc.

/s/ Charles R. Poole
Charles R. Poole
President and Chief Operating Officer
May 17, 2004

/s/ Daniel McRedmond
Daniel McRedmond
Vice President of Finance and Operations
May 17, 2004